UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2024 (February 21, 2024)

View, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39470	84-3235065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 South Milpitas Blvd.

Milpitas, California, 95035

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 263-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VIEW	The Nasdaq Global Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	VIEWW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 23, 2024, View, Inc. (the “Company” or “View”) received a letter (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based on the Company’s market value of publicly held shares for the last 30 consecutive business days, the Company no longer meets the requirement to maintain a minimum market value of publicly held shares of $5,000,000, as set forth in Nasdaq Listing Rule 5450(b)(1)(C) (the “Listing Rule”).

The Notice provides View with a grace period of 180 calendar days, or until August 21, 2024, to regain compliance with the Listing Rule. If at any time during this grace period, the Company’s market value of publicly held shares closes at $5,000,000 or more for a minimum of ten consecutive business days, Nasdaq will provide View with written confirmation of compliance and the matter will be closed. If View does not regain compliance with the Listing Rule within the grace period, the Company expects that Nasdaq would provide notice that the Company’s securities are subject to delisting.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2024, the Board of Directors of View (the “Board”) appointed Patrick J. Bartels, Jr. to serve as a director of the Company, effective immediately, and to serve until the 2024 annual meeting of stockholders or until his earlier resignation, removal or death. Mr. Bartels has not been appointed to any committees of the Board. Mr. Bartels is an experienced investment professional with over 25 years advising companies on complex financial and operational matters. He has served as a director on numerous public and private boards with an extensive track record of driving value added returns for all stakeholders through governance, incentive alignment, talent evaluation, cost rationalization, corporate finance, capital markets and liability management transactions and M&A.

On February 21, 2024, the Board appointed Thomas H. King to serve as Interim Chief Financial Officer, effective immediately. Mr. King, age 68, was employed by American Virtual Cloud Technologies, Inc. from April 2020 to February 2023. From April 2020 through August 2022, he served as Chief Financial Officer; from September 2022 to May 2023, he served as Chief of Staff; and from May 2023 to February 2024, he supported its bankruptcy related activities. Prior to April 2020, he was the Chief Financial Officer of Tier One Holding Corp. from January 2017 to June 2019, after serving as its interim Chief Financial Officer from January 2016 to December 2017. Prior to January 2016, Mr. King served as Chief Financial Officer to numerous private equity sponsored companies primarily as an engagement partner with Tatum, a Randstad Company. He was also Chief Financial Officer at Allied Systems Holdings, Inc. from August 2004 until September 2008 and served as Vice President-Finance at Rock-Tenn Company (currently known as WestRock Company) from November 2000 to July 2004. Mr. King was also an Assurance Manager at PricewaterhouseCoopers. Mr. King received a M.S. Industrial Administration from Carnegie-Mellon University and a B.S. in Business Administration from Pennsylvania State University.

The Company will enter into a standard indemnity agreement with each of Mr. Bartels and Mr. King, the form of which was filed with the U.S. Securities and Exchange Commission (the “SEC”) as Exhibit 10.7 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. In addition, the Company will enter into an independent director agreement with Mr. Bartels pursuant to which he will be paid a monthly fee of $50,000, but no less than $200,000 in the aggregate, as compensation for his service as a director. Except as disclosed in this Current Report on Form 8-K, there are no arrangements or understandings with any other person pursuant to which Mr. Bartels and Mr. King were appointed as director and Interim Chief Financial Officer, respectively. There are also no family relationships between Mr. Bartels or Mr. King and any of the Company’s directors or executive officers. Except as disclosed in this Current Report on Form 8-K, neither Mr. Bartels nor Mr. King has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Forward Looking Statements

This Current Report on Form 8-K, and certain materials View files with the SEC, as well as information included in oral statements or other written statements made or to be made by View, other than statements of historical fact, contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including but not limited to statements regarding View’s ability to regain compliance with the applicable Nasdaq listing standards and maintain the listing of its securities on Nasdaq. These forward-looking statements are based on current expectations, estimates, assumptions, projections and management’s beliefs, that are subject to change. There can be no assurance that these forward-looking statements will be achieved; these statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond View’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. View’s business is subject to a number of risks which are described more fully in View’s Annual Report on Form 10-K for the year ended December 31, 2022, as amended, its Quarterly Reports on Form 10-Q and in its other filings with the SEC. View undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEW, INC.

By:	/s/ Bill Krause
	Name:	Bill Krause
	Title:	Chief Legal Officer

Dated: February 27, 2024